UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Liquidity Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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6931 Arlington Road, Suite 200
Bethesda, MD 20814

2019 ANNUAL MEETING OF STOCKHOLDERS
To be held on February 21, 2019
Amendment No. 1 to
Proxy Statement
EXPLANATORY NOTE
This Amendment No. 1 to Proxy Statement on Schedule 14A (“Amendment No. 1”) is being filed to amend Liquidity Services, Inc.’s definitive proxy statement for its 2019 Annual Meeting of Stockholders (the “Original Proxy Statement”), which was filed with the Securities and Exchange Commission on January 22, 2019, to amend and restate the table in the section entitled “Beneficial Ownership of Shares of Common Stock” on page 17.
All other items in the Original Proxy Statement remain unchanged.
IF YOU HAVE ALREADY SUBMITTED YOUR PROXY, YOU DO NOT NEED TO TAKE ANY ACTION UNLESS YOU WISH TO CHANGE YOUR VOTE.

CHANGES TO ORIGINAL PROXY STATEMENT
1. On page 17, under the heading, “Beneficial Ownership of Shares of Common Stock” the table is amended and restated in its entirety as follows:
The following table sets forth information regarding ownership of our common stock as of January 8, 2019, other than as set forth below, by each of our directors and named executive officers, all of our directors and executive officers as a group and the holders of 5% or more of our common stock known to us. The information in this table is based on our records, information filed with the SEC and information provided to us. To our knowledge, except as disclosed in the table below, none of our stockholders hold 5% or more of our common stock. Except as otherwise indicated, (1) each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table and (2) the business address of each person shown below is 6931 Arlington Road, Suite 200, Bethesda, MD 20814, other than for BlackRock, Inc., Staley Capital Advisers, Inc. and Renaissance Technologies LLC.

	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Stockholders:
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055 Staley Capital Advisers, Inc.(3) One Oxford Centre Suite 3950 Pittsburgh, PA 15219	3,861,127 2,515,000	11.6% 7.6%
Renaissance Technologies LLC(4) 800 Third Avenue New York, NY 10022	2,248,835	6.8%

Executive Officers and Directors:

	Number of outstanding shares owned (a)	Number of Shares Issuable under Options Exercisable, and Restricted Stock Scheduled to Vest, Within 60 Days of January 8, 2019 (b)	Number of Shares Beneficially Owned (a) + (b)	Percentage of Shares Outstanding (1)
William P. Angrick, III (5)	5,257,039	269,034	5,526,073	16.6%
James M. Rallo (6)	24,184	106,668	130,852	*
Phillip A. Clough (7)	47,912	82,957	130,869	*
Jorge A. Celaya (8)	30,808	22,521	53,329	*
George H. Ellis (9)	23,563	112,967	136,530	*
Patrick W. Gross (10)	28,594	232,744	261,338	*
Roger Gravley (11)	3,150	37,557	40,707	*
Edward J. Kolodzieski (12)	28,080	14,615	42,695	*
Jaime Mateus-Tique (13)	704,923	158,664	863,587	2.6%
Beatriz V. Infante (14)	39,914	14,615	54,529	*
Mark A. Shaffer (15)	11,672	7,479	19,151	*
Samuel M. Guzman, Jr.	0	0	0	*
% All executive officers and directors as a group (12 individuals) (16)	6,199,839	1,059,821	7,259,660	21.9%
* Less than 1% of the outstanding shares of our common stock.

(1)	The percentages are calculated based on 33,193,688 shares of common stock outstanding as of the Record Date.

(2)
Based on a review of a Form 13F-HR filed on November 9, 2018, BlackRock, Inc. beneficially owned 3,861,127 shares, had sole voting power with respect to 3,815,406 shares and had sole investment power with respect to 3,861,127 shares.

(3)
Based on a review of a Form 13F-HR filed on November 9, 2018, Staley Capital Advisers, Inc. beneficially owned 2,515,000 shares, had sole voting power with respect to 2,515,000 shares and had sole investment power with respect to 2,515,000 shares.

(4)
Based on a review of a Form 13F-HR filed on November 13, 2018, Renaissance Technologies LLC beneficially owned 2,248,835 shares, had sole voting power with respect to 2,157,199 shares and had sole investment power with respect to 2,248,835 shares.

(5)
Shares beneficially owned includes 3,693,448 shares of common stock held by the William P. Angrick, III Revocable Trust, 873,379 shares of common stock held by the William P. Angrick III 2005 Irrevocable Trust, 114,699 shares of common stock held by the Stephanie S. Angrick Revocable Trust and 575,513 shares of common stock held by the Stephanie S. Angrick 2005 Irrevocable Trust. Mr. Angrick disclaims beneficial ownership of these securities. Shares beneficially owned also includes 269,034 shares of common stock issuable pursuant to options held by Mr. Angrick that are exercisable as of January 8, 2019 or within 60 days of such date.

(6)
Shares beneficially owned includes 106,668 shares of common stock issuable pursuant to options held by Mr. Rallo that are exercisable as of January 8, 2019 or within 60 days of such date. Shares beneficially owned also includes 8,000 shares held by the James M. Rallo IRA, 15,039 shares held by the James M. Rallo 401k, 460 shares held by James M. Rallo Cust. Melissa Rallo MD UTMA and 685 shares held by James M. Rallo Cust. Michael Rallo MD UTMA, of which Mr. Rallo disclaims beneficial ownership.

(7)
Shares beneficially owned includes 77,111 shares of common stock issuable pursuant to options held by Mr. Clough that are exercisable as of January 8, 2019 or within 60 days of such date and 5,846 shares of restricted stock scheduled to vest within 60 days of such date.

(8)	Shares beneficially owned includes 22,521 shares of common stock issuable pursuant to options held by Mr. Celaya that are exercisable as of January 8, 2019 or within 60 days of such date.

(9)
Shares beneficially owned includes 1,160 shares of common stock held by the George H. Ellis Individual Retirement Account and 98,352 shares of common stock issuable pursuant to options held by Mr. Ellis that are exercisable as of January 8, 2019 or within 60 days of such date and 14,615 shares of restricted stock scheduled to vest within 60 days of such date.

(10)
Shares beneficially owned includes 210,052 shares of common stock issuable pursuant to options held by Mr. Gross that are exercisable as of January 8, 2019 or within 60 days of such date and 22,692 shares of restricted stock scheduled to vest within 60 days of such date.

(11)	Shares beneficially owned includes 37,557 shares of common stock issuable pursuant to options held by Mr. Gravley that are exercisable as of January 8, 2019 or within 60 days of such date.

(12)	Shares beneficially owned includes 14,615 shares of restricted stock scheduled to vest within 60 days of January 8, 2019.

(13)
Shares beneficially owned includes 163,208 shares of common stock held by the Jaime Mateus Tique- 2005 Irrevocable Trust, 468,262 shares of common stock held by the Em El 2007 Irrevocable Trust, 144,049 shares of common stock issuable pursuant to options held by Mr. Mateus Tique that are exercisable as of January 8, 2019 or within 60 days of such date and 14,615 shares of restricted stock scheduled to vest within 60 days of such date.

(14)	Shares beneficially owned includes 14,615 shares of restricted stock scheduled to vest within 60 days of January 8, 2019.

(15)	Shares beneficially owned includes 7,479 shares of common stock issuable pursuant to options held by Mr. Shaffer that are exercisable as of January 8, 2019 or within 60 days of such date.

(16)
Shares beneficially owned includes 972,823 shares of common stock issuable pursuant to options held by all executive officers and directors as a group that are exercisable as of January 8, 2019 or within 60 days of such date and 86,998 shares of restricted stock scheduled to vest within 60 days of such date.

Important Notice Regarding the Availability of Proxy Materials for the
2019 Annual Meeting of Stockholders to be held on February 21, 2019:

This Amendment No. 1, the Original Proxy Statement, a sample of the form of proxy card, and a copy of our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended September 30, 2018, are available at http://www.envisionreports.com/LQDT.

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